ANNUITY INVESTORS LIFE INSURANCE COMPANY®

ANNUITY INVESTORS® VARIABLE ACCOUNT C

The Commodore Majesty®

Individual Flexible Premium Deferred Variable Annuities

Supplement Dated May 1, 2013 to

The Commodore Majesty Prospectus Dated May 1, 2010

The information in this Supplement updates and otherwise supplements The Commodore Majesty Prospectus dated May 1, 2010 (the “2010 Majesty Prospectus”). Please read this Supplement carefully and retain it for future reference. Unless otherwise indicated, terms used in this Supplement have the same meaning as in the 2010 Majesty Prospectus.

The Commodore Majesty Prospectus currently includes the documents listed below.

•	2010 Majesty Prospectus *

•	Supplement dated May 1, 2013 to the 2010 Majesty Prospectus ^

•	Closed Subaccounts Supplemental Prospectus dated May 1, 2013 ^

•	Guaranteed Withdrawal Benefit Riders Supplemental Prospectus dated May 1, 2010 (the “2010 GWB Riders Supplemental Prospectus”), which applies only to Contracts issued before June 1, 2009 *

•	Supplement dated May 1, 2013 to the 2010 GWB Riders Supplemental Prospectus ^

*	Mailed or delivered electronically to Contract Owners in May 2010.

^	Mailed or delivered electronically to Contract Owners in May 2013.

How to Get Copies of Compliance Documents and Financial Statements

Copies of Prospectuses and Statement of Additional Information

Please contact us or visit our website if you would like a free copy of:

•	The Commodore Majesty Prospectus;

•	Any document included in The Commodore Majesty Prospectus;

•	A prospectus for any underlying Portfolio; or

•	The Statement of Additional Information for The Commodore Helmsman and The Commodore Majesty dated May 1, 2010 and the related supplement dated May 1, 2013 (the “Statement of Additional Information”).

Copies of Financial Statements

Please contact us if you would like a free copy of the current financial statements of Annuity Investors Variable Account C or the current financial statements of Annuity Investors Life Insurance Company.

Our Contact Information

Company Name:	Annuity Investors Life Insurance Company
Mailing Address:	P.O. Box 5423, Cincinnati OH 45201-5423
Service Center:	1.800.789.6771
Website:	www.gafri.com

PORTFOLIO INFORMATION ON COVER PAGE—Replacement Text (May 2013)

The information set out below updates the Portfolio information on the COVER PAGE of the 2010 Majesty Prospectus. It replaces in its entirety the list of Portfolios in which the Subaccounts invest and the Portfolio Changes paragraph.

American Century Variable Portfolios	AIM Variable Insurance Funds (continued)
-Large Company Value Fund-Class II	-Mid Cap Growth Fund-Series II Shares
-Mid Cap Value Fund-Class II	-Small Cap Equity Fund-Series I Shares
-Ultra® Fund-Class II	-Utilities Fund-Series II Shares
-VistaSM Fund-Class I
Janus Aspen Series
Davis Variable Account Fund, Inc.	-Balanced Portfolio-Service Shares
-Value Portfolio	-Enterprise Portfolio-Service Shares
-Janus Portfolio-Service Shares
Dreyfus Investment Portfolios	-Overseas Portfolio-Service Shares
-Technology Growth Portfolio-Initial Shares
Morgan Stanley—The Universal Institutional Funds, Inc.
The Dreyfus Socially Responsible Growth Fund, Inc.-Service Shares	-Mid-Cap Growth Portfolio-Class I
-U.S. Real Estate Portfolio-Class I
Dreyfus Stock Index Fund, Inc.-Service Shares
Neuberger Berman Advisers Management Trust
Dreyfus Variable Investment Funds	-Guardian Portfolio-Class S
-Appreciation Portfolio-Service Shares	-Small-Cap Growth Portfolio-Class S
-Money Market Portfolio
Oppenheimer Variable Account Funds
Franklin Templeton Variable Insurance Products Trust	-Capital Appreciation Fund-Service Shares
-Templeton Foreign Securities Fund-Class 2	-Global Fund-Service Shares
-Main Street Fund®-Service Shares
ALPS Variable Insurance Trust (Ibbotson)	-Main Street Small Cap Fund®-Service Shares
-Ibbotson Balanced ETF Asset Allocation Portfolio-Class II
-Ibbotson Conservative ETF Asset Allocation Portfolio-Class II	PIMCO Variable Insurance Trust
-Ibbotson Growth ETF Asset Allocation Portfolio-Class II	-High Yield Portfolio-Administrative Class
-Ibbotson Income/Growth ETF Asset Allocation Portfolio-Class II	-Real Return Portfolio-Administrative Class
-Total Return Portfolio-Administrative Class
AIM Variable Insurance Funds
(Invesco Variable Insurance Funds)	Rydex Variable Trust
-American Value Fund-Series I Shares	-Guggenheim U.S. Long Short Momentum Fund
-Comstock Fund-Series I Shares
-Core Equity Fund-Series I Shares	Wilshire Variable Insurance Trust
-Diversified Dividend Fund-Series I Shares	-2015 ETF Fund
-Global Health Care Fund -Series I Shares	-2025 ETF Fund
-Government Securities Fund-Series II Shares	-2035 ETF Fund
-Mid Cap Core Equity Fund-Series II Shares

Effective April 29, 2013, Invesco Van Kampen V.I. American Value Fund changed its name to Invesco V.I. American Value Fund.

Effective April 29, 2013, Invesco Van Kampen V.I. Comstock Fund changed its name to Invesco V.I. Comstock Fund.

Effective April 29, 2013, Invesco Van Kampen V.I. Mid Cap Growth Fund changed its name to Invesco V.I. Mid Cap Growth Fund.

Effective April 30, 2013, Financial Investors Variable Insurance trust (FIVIT) changed its name to ALPS Variable Investors Trust (AVIT).

Effective April 30, 2013, Oppenheimer Global Securities Fund/VA changed its name to Oppenheimer Global Fund/VA.

Effective April 30, 2013, Oppenheimer Main Street Small- & Mid-Cap Fund®/VA changed its name to Oppenheimer Main Street Small Cap Fund®/VA.

Closed Subaccounts

The following investment options (“Closed Subaccounts”) are available only to Contract Owners who held Accumulation Units in the applicable Subaccount on the cutoff date listed below. A Closed Subaccount will become unavailable to you once you no longer have money in that Closed Subaccount. If you currently have funds allocated to one of these Closed Subaccounts, please see the Closed Subaccounts Supplemental Prospectus dated May 1, 2013.

Closed Subaccount	Cutoff Date
Calamos® Advisors Trust: Growth and Income Portfolio	April 30, 2012
Dreyfus Investments Portfolios: Midcap Stock Portfolio-Services Shares	April 30, 2010
Janus Aspen Series: Global Research (formerly Worldwide) Portfolio-Services Shares	November 30, 2004
Morgan Stanley-The Universal Institutional Funds, Inc.: Core Plus Fixed Income Portfolio-Class I	April 30, 2010
Oppenheimer Variable Account Funds: Capital Income (formerly Balanced) Fund-Service Shares	April 30, 2009

Effective May 1, 2013, Janus Aspen Worldwide Portfolio changes its name to Janus Aspen Global Research Portfolio.

Effective April 30, 2013, Oppenheimer Balanced Fund/VA changed its name to Oppenheimer Capital Income Fund/VA.

EXPENSE TABLES—Replacement Text (May 2013)

The information below replaces in its entirety the EXPENSE TABLES section of the 2010 Majesty Prospectus.

EXPENSE TABLES

These tables describe the fees and expenses that you will pay when you buy, hold or withdraw amounts from the Contract.

Table A: Contract Owner Transaction Expenses

This table describes the fees and expenses that you will pay at the time that you buy the Contract, withdraw amounts from the Contract, surrender the Contract, transfer cash value between investment options or borrow money under the Contract. Premium taxes may also be deducted.

	Current	Maximum
Maximum Contingent Deferred Sales Charge (as to purchase payments only)(1)	7.00%	7.00%
Transfer Fee(2)	$25	$30
Annual Automatic Transfer Program Fee	None	$30
Annual Systematic Withdrawal Fee	None	$30
Loan Interest Spread(3)	3.00%	7.00%

(1)	The contingent deferred sales charge is calculated as a percentage of Purchase Payments withdrawn or surrendered. This charge applies to each Purchase Payment separately. The charge on each Purchase Payment decreases to zero after 7 years. We may waive the contingent deferred sales charge under certain circumstances. See the Charges and Deductions section of this prospectus for more information about the contingent deferred sales charge and the circumstances in which it may be waived.
(2)	The transfer fee currently applies to transfers in excess of 12 in any Contract Year.
(3)	Generally we require collateral in an amount equal to 110% of the outstanding loan balance. The loan interest spread is the difference between the amount of interest we charge you for a loan and the amount of interest we credit to your collateral. Because the maximum interest rate we charge on a loan is 8% and the minimum interest rate that we credit to collateral is 1%, the maximum loan interest spread is 7%.

Table B: Annual Expenses

This table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Portfolio fees and expenses. Separate Account annual expenses are shown as a percentage of average account value.

Annual Contract Maintenance Fee	$30
Separate Account Annual Expenses
Mortality and Expense Risk Charge	1.50%
Administration Charge	0.15%
Total Separate Account Annual Expenses	1.65%

If you surrender your Contract, we will apply the contract maintenance fee at that time.

Table C: Total Annual Portfolio Operating Expenses

This table shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Contract. These expenses are deducted from Portfolio assets and include management fees, distribution and service (12b-1) fees, acquired fund fees and expenses, and other expenses. More detail concerning each Portfolio’s fees and expenses is contained in that Portfolio’s prospectus.

Maximum Portfolio Operating Expenses	2.24%
Minimum Portfolio Operating Expenses	0.53%

The minimum expenses are the expenses of the Dreyfus Stock Index Fund. The maximum expenses are the expenses of the Neuberger Berman Small-Cap Growth Portfolio.

The information about Portfolio expenses that we used to prepare this table was provided to us by the Portfolios. We have not independently verified the Portfolio expense information. The minimum and maximum expenses shown in the table are for the year ended December 31, 2012. Actual expenses of a Portfolio in future years may be higher or lower.

EXAMPLES—Replacement Text (May 2013)

The text below replaces in its entirety the EXPENSE TABLES—Examples section of the 2010 Majesty Prospectus.

Examples

These examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include the Contract Owner transaction expenses, the annual Contract expenses, and Portfolio fees and expenses. By comparing the costs shown in the tables below for each example, you can see the impact of contingent deferred sales charges on your costs.

Example 1: Contract with Maximum Fund Operating Expenses

•	You invest $10,000 in a Contract for the time periods indicated and your investment has a 5% annual return.

•	The annual contract maintenance fee ($30), the Separate Account annual expenses (1.65%), and the maximum Portfolio expenses (2.24%) are incurred.

	1 year	3 years	5 years	10 years
We assume that you surrender your Contract at the end of the period. We also assume that the applicable contingent deferred sales charge is incurred. In this case, your costs would be:	$1,127	$1,754	$2,389	$5,521
We assume that you keep your Contract and leave your money in your Contract for the entire period or you annuitize your Contract at the end of the period. The contingent deferred sales charge does not apply in these situations. In this case, your costs would be:	$427	$1,354	$2,389	$5,521

Example 2: Contract with Minimum Fund Operating Expenses

•	You invest $10,000 in a Contract for the time periods indicated and your investment has a 5% annual return.

•	The annual contract maintenance fee ($30), the Separate Account annual expenses (1.65%), and the minimum Portfolio expenses (0.53%) are incurred.

	1 year	3 years	5 years	10 years
We assume that you surrender your Contract at the end of the period. We also assume that the applicable contingent deferred sales charge is incurred. In this case, your costs would be:	$955	$1,220	$1,468	$3,511
We assume that you keep your Contract and leave your money in your Contract for the entire period or you annuitize your Contract at the end of the period. The contingent deferred sales charge does not apply in these situations. In this case, your costs would be:	$255	$820	$1,468	$3,511

FINANCIAL INFORMATION—Additional Text (May 2013)

The paragraph below is added to the FINANCIAL INFORMATION section of the 2010 Majesty Prospectus and to the explanation that follows the Condensed Financial Information tables in Appendix A to the 2010 Majesty Prospectus.

FINANCIAL INFORMATION

The financial statements of Annuity Investors Variable Account C for the year ended December 31, 2012, and report of independent registered public accounting firm accompany this Supplement and are included in the Statement of Additional Information.

The financial statements of Annuity Investors Life Insurance Company for the years ended December 31, 2012, 2011 and 2010 with report of independent registered public accounting firm are included in the Statement of Additional Information.

PORTFOLIOS, SHARE CLASSES, ADVISORS AND PORTFOLIO INVESTMENT CATEGORIES—Replacement Text (May 2013)

The text below replaces in its entirety the PORTFOLIOS, SHARES CLASSES, ADVISORS AND PORTFOLIO INVESTMENT CATEGORIES section of the 2010 Majesty Prospectus.

Portfolios, Share Classes, Advisors and Portfolio Investment Categories

PORTFOLIO	SHARE CLASS	ADVISOR	INVESTMENT CATEGORY
American Century Variable Portfolios, Inc.
Large Company Value Fund	Class II	American Century Investment Management	Domestic equity: Large value
Mid Cap Value Fund	Class II	American Century Investment Management	Domestic equity: Mid cap value
Ultra® Fund	Class II	American Century Investment Management	Domestic equity: Large growth
VistaSM Fund	Class I	American Century Investment Management	Domestic equity: Mid cap growth
Calamos® Advisors Trust
Growth and Income Portfolio	n/a	Calamos Advisors	Balanced: Moderate allocation
Davis Variable Account Fund, Inc.
Value Portfolio	n/a	Davis Selected Advisers Sub-Adviser: Davis Selected Advisers-NY	Domestic equity: Large blend
Dreyfus Portfolios
Dreyfus Investment Portfolios Technology Growth Portfolio	Initial	The Dreyfus Corporation	Domestic equity: Technology
The Dreyfus Socially Responsible Growth Fund, Inc.	Service	The Dreyfus Corporation	Domestic equity: Large growth
Dreyfus Stock Index Fund, Inc.	Service	The Dreyfus Corporation Index Manager: Mellon Capital Management (an affiliate of The Dreyfus Corporation)	Domestic equity: Large blend
Dreyfus Variable Investment Fund Appreciation Portfolio	Service	The Dreyfus Corporation	Domestic equity: Large blend
Dreyfus Variable Investment Fund Money Market Portfolio	N/A	The Dreyfus Corporation	Money market: Money market taxable
Franklin Templeton Variable Insurance Products Trust
Templeton Foreign Securities Fund	Class 2	Templeton Investment Counsel	International equity: Foreign large value
ALPS Variable Insurance Trust (Ibbotson)
Ibbotson Balanced ETF Asset Allocation Portfolio	n/a	ALPS Advisers, Inc. Sub-Advisor: Ibbotson Associates	Balanced: Moderate allocation
Ibbotson Conservative ETF Asset Allocation Portfolio	n/a	ALPS Advisers, Inc. Sub-Advisor: Ibbotson Associates	Balanced: Conservative allocation
Ibbotson Growth ETF Asset Allocation Portfolio	n/a	ALPS Advisers, Inc. Sub-Advisor: Ibbotson Associates	Domestic equity: Large blend
Ibbotson Income and Growth ETF Asset Allocation Portfolio	n/a	ALPS Advisers, Inc. Sub-Advisor: Ibbotson Associates	Balanced: Conservative allocation

PORTFOLIO	SHARE CLASS	ADVISOR	INVESTMENT CATEGORY
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Invesco V.I. American Value Fund	Series I	Invesco Advisors	Domestic equity: Mid-cap value
Invesco V.I. Comstock Fund	Series I	Invesco Advisors	Domestic equity: Large value
Invesco V.I. Core Equity Fund	Series I	Invesco Advisors	Domestic equity: Large blend
Invesco V.I. Diversified Dividend Fund	Series I	Invesco Advisors	Domestic equity: Financial
Invesco V.I. Global Health Fund	Series I	Invesco Advisors	Domestic equity: Health
Invesco V.I. Government Securities Fund	Series II	Invesco Advisors	Government bond: Intermediate government
Invesco V.I. Mid Cap Core Equity Fund	Series II	Invesco Advisors	Domestic equity: Mid cap blend
Invesco V.I. Mid Cap Growth Fund	Series II	Invesco Advisors	Domestic equity: Mid cap growth
Invesco V.I. Small Cap Equity Fund	Series I	Invesco Advisors	Domestic equity: Small blend
Invesco V.I. Utilities Fund	Series II	Invesco Advisors	Specialty Stock: Utilities
Janus Aspen Series
Balanced Portfolio	Service	Janus Capital Management	Balanced: Moderate allocation
Enterprise Portfolio	Service	Janus Capital Management	Domestic equity: Mid-cap growth
Janus Portfolio	Service	Janus Capital Management	Domestic equity: Large growth
Overseas Portfolio	Service	Janus Capital Management	International equity: Foreign large growth
Morgan Stanley—The Universal Institutional Funds, Inc.
Mid Cap Growth Portfolio	Class I	Morgan Stanley Investment Management	Domestic equity: Mid cap growth
U.S. Real Estate Portfolio	Class I	Morgan Stanley Investment Management	Specialty Stock: Real estate
Neuberger Berman Advisors Management Trust
Guardian Portfolio	Class S	Neuberger Berman Management	Domestic equity: Large blend
Small-Cap Growth Portfolio	Class S	Neuberger Berman Management	Domestic equity: Small growth
Oppenheimer Variable Account Funds
Capital Appreciation Fund	Service	OppenheimerFunds	Domestic equity: Large growth
Global Fund	Service	OppenheimerFunds	International equity: World stock
Main Street Fund®	Service	OppenheimerFunds	Domestic equity: Large blend
Main Street Small Cap Fund®	Service	OppenheimerFunds	Domestic equity: Small blend
PIMCO Variable Insurance Trust
High Yield Portfolio	Administrative	Pacific Investment Management	Specialty bond: High yield bond
Real Return Portfolio	Administrative	Pacific Investment Management	General bond: Inflation-protected bond
Total Return Portfolio	Administrative	Pacific Investment Management	General bond: Intermediate-term bond
Rydex Variable Trust
Guggenheim U.S. Long Short Momentum Fund	n/a	Rydex Investments	Domestic equity: Large growth
Wilshire Variable Insurance Trust
2015 ETF Fund	n/a	Wilshire Associates	Balanced: Target date 2011-2015
2025 ETF Fund	n/a	Wilshire Associates	Balanced: Target date 2021-2025
2035 ETF Fund	n/a	Wilshire Associates	Balanced: Target date 2031-2035

Each Ibbotson Portfolio and each Wilshire Portfolio listed in the table above is structured as a “fund of funds”. A “fund of funds” attempts to achieve its investment objective by investing in other investment companies (each, an “Acquired Fund”), which in turn invests directly in securities. Each Ibbotson Portfolio and each Wilshire Portfolio indirectly incurs a proportionate share of the expenses of each Acquired Fund in which it invests. As a result of this fund of funds structure, the Ibbotson Portfolios and the Wilshire Portfolios will likely incur higher expenses than funds that invest directly in securities.

If, pursuant to SEC rules, the Dreyfus Money Market Portfolio (the “MM Portfolio) suspends payment of redemption proceeds in connection with a liquidation of the MM Portfolio, we will delay any transaction involving a transfer or payment from the corresponding Subaccount until the MM Portfolio is liquidated. If you have allocated funds to the MM Portfolio at the time of any such suspension, the delay may impact transfers to another Subaccount, or payments in connection with a surrender of your Contract, withdrawal requests, loan requests, annuity benefit payments or the death benefit.

FEDERAL TAX MATTERS—Replacement Text (May 2013)

The text below replaces in its entirety the FEDERAL TAX MATTERS section of the 2010 Majesty Prospectus.

This section provides a general description of federal income tax considerations relating to the Contracts. The purchase, holding and transfer of a Contract may have federal estate and gift tax consequences in addition to income tax consequences. Estate and gift taxation is not discussed in this prospectus or in the Statement of Additional Information. State taxation will vary depending on the state in which you reside, and is not discussed in this prospectus or in the Statement of Additional Information.

The tax information provided in the prospectus is not intended or written to be used as legal or tax advice. It is written solely to provide general information related to the sale and holding of the Contracts. A taxpayer cannot use it for the purpose of avoiding penalties that may be imposed under the tax laws. You should seek advice on legal or tax questions based on your particular circumstances from an attorney or tax advisor who is not affiliated with the Company.

Tax Deferral on Annuities

Internal Revenue Code (“IRC”) Section 72 governs taxation of annuities in general. The income earned on a Contract is generally not included in income until it is withdrawn from the Contract. In other words, a Contract is a tax-deferred investment. The Contracts must meet certain requirements in order to qualify for tax-deferred treatment under IRC Section 72. These requirements are discussed in the Statement of Additional Information. In addition, tax deferral is not available for a Contract when an Owner is not a natural person unless the Contract is part of a tax-qualified retirement plan or the Owner is a mere agent for a natural person. For a nonqualified deferred compensation plan, this rule means that the employer as Owner of the Contract will generally be taxed currently on any increase in the Surrender Value, although the plan itself may provide a tax deferral to the participating employee.

Tax-Qualified Retirement Plans

Annuities may also qualify for tax-deferred treatment, or serve as a funding vehicle, under tax-qualified retirement plans that are governed by other IRC provisions. These provisions include IRC Section 401 (pension, profit sharing, and 401(k) plans), IRC Section 403(b) (tax-sheltered annuities), IRC Sections 408 and 408A (individual retirement annuities), and IRC Section 457(b) (governmental deferred compensation plans). Tax-deferral is generally also available under these tax-qualified retirement plans through the use of a trust or custodial account without the use of an annuity.

The tax law rules governing tax-qualified retirement plans and the treatment of amounts held and distributed under such plans are complex. If the Contract is to be used in connection with a tax-qualified retirement plan, including an individual retirement annuity (“IRA”) under a Simplified Employee Pension (SEP) Plan, you should seek competent legal and tax advice regarding the suitability of the Contract for your particular situation.

Contributions to a tax-qualified Contract are typically made with pre-tax dollars, while contributions to other Contracts are typically made from after-tax dollars, though there are exceptions in either case. Tax-qualified Contracts may also be subject to restrictions on withdrawals that do not apply to other Contracts. These restrictions may be imposed to meet the requirements of the IRC or of an employer plan. Following is a brief description of the types of tax-qualified retirement plans for which the Contracts are available.

Individual Retirement Annuities

IRC Sections 219 and 408 permit certain individuals or their employers to contribute to an individual retirement arrangement known as an “Individual Retirement Annuity” or “IRA”. Under applicable limitations, an individual may claim a tax deduction for certain contributions to an IRA. Contributions made to an IRA for an employee under a Simplified Employee Pension (SEP) Plan or Savings Incentive Match Plan for Employees (SIMPLE) established by an employer are not includable in the gross income of the employee until distributed from the IRA. Distributions from an IRA are taxable to the extent that they represent contributions for which a tax deduction was claimed, contributions made under a SEP plan or SIMPLE, or income earned on the Contract.

Roth IRAs

IRC Section 408A permits certain individuals to contribute to a Roth IRA. Contributions to a Roth IRA are not tax deductible. Tax-free distributions of contributions may be made at any time. Distributions of earnings are tax-free following the five-year period beginning with the first year for which a Roth IRA contribution was made if the Owner has attained age 59 1/2, become disabled, or died, or for qualified first-time homebuyer expenses.

Tax-Sheltered Annuities

IRC 403(b) of the Code permits public schools and charitable, religious, educational, and scientific organizations described in IRC Section 501(c)(3) to establish “tax-sheltered annuity” or “TSA” plans for their employees. TSA contributions and Contract earnings are generally not included in the gross income of the employee until distributed from the TSA. Amounts attributable to contributions made under a salary reduction agreement cannot be distributed until the employee attains age 59 1/2, severs employment, becomes disabled, incurs a hardship, is eligible for a qualified reservist distribution, or dies. The IRC and the plan may impose additional restrictions on distributions.

Pension, Profit–Sharing, and 401(k) Plans

IRC Section 401 permits employers to establish various types of retirement plans for employees, and permits self-employed individuals to establish such plans for themselves and their employees. These plans may use annuity contracts to fund plan benefits. Generally, contributions are deductible to the employer in the year made, and contributions and earnings are generally not included in the gross income of the employee until distributed from the plan. The IRC and the plan may impose restrictions on distributions. Purchasers of a Contract for use with such plans should seek competent advice regarding the suitability of the Contract under the particular plan.

Governmental Eligible Deferred Compensation Plans

State and local government employers may purchase annuity contracts to fund eligible deferred compensation plans for their employees, as described in IRC Section 457(b). Contributions and earnings are generally not included in the gross income of the employee until the employee receives distributions from the plan. Amounts cannot be distributed until the employee attains age 70 1/2, severs employment, becomes disabled, incurs an unforeseeable emergency, or dies. The plan may impose additional restrictions on distributions.

Roth TSAs, Roth 401(k)s, and Roth 457(b)s

IRC Section 402A permits TSA plans, 401(k) plans, and governmental 457(b) plans to allow participating employees to designate some part or all of their future elective contributions as Roth contributions. Roth contributions to a TSA plan, 401(k) plan, or governmental 457(b) plan are included in the employee’s taxable income as earned. Amounts attributable to Roth TSA, Roth 401(k), or Roth 457(b) contributions must be held in a separate account from amounts attributable to traditional pre-tax TSA, 401(k), or 457(b) contributions. Distributions from a Roth TSA, 401(k), or 457(b) account are considered to come proportionally from contributions and earnings. Distributions attributable to Roth account contributions are tax-free. Distributions attributable to Roth account earnings are tax-free following the five-year period beginning with the first year for which Roth contributions are made to the plan if the employee has attained age 59 1/2, become disabled, or died. A Roth TSA, Roth 401(k), or Roth 457(b) account is subject to the same distribution restrictions that apply to other amounts attributable to traditional pre-tax TSA, 401(k), or 457(b) contributions made under a salary reduction agreement. The plan may impose additional restrictions on distributions.

Nonqualified Deferred Compensation Plans

Employers may invest in annuity contracts in connection with unfunded deferred compensation plans for their employees. Such plans may include eligible deferred compensation plans of non-governmental tax-exempt employers, as described in IRC Section 457(b); deferred compensation plans of both governmental and nongovernmental tax-exempt employers that are taxed under IRC Section 457(f) and subject to Section 409A; and nonqualified deferred compensation plans of for-profit employers subject to Section 409A. In most cases, these plans are designed so that amounts credited under the plan will not be includable in the employees’ gross income until paid under the plan. In these situations, the annuity contracts are not plan assets and are subject to the claims of the employer’s general creditors. Whether or not made from the Contract, benefits payments are subject to restrictions imposed by the IRC and the plan.

Summary of Income Tax Rules

The following chart summarizes the basic income tax rules governing tax-qualified retirement plans, nonqualified deferred compensation plans, and other Contracts.

	Tax-Qualified Contracts and Plans	Nonqualified Deferred Compensation Plans	Other Annuity Contracts

Plan Types

•     IRC §408 (IRA, SEP, SIMPLE IRA)

•     IRC §408A (Roth IRA)

•     IRC §403(b) (Tax-Sheltered Annuity)

•     IRC §401 (Pension, Profit–Sharing, 401(k))

•     Governmental IRC §457(b)

•     IRC §402A (Roth TSA, Roth 401(k), or Roth 457(b))

		• IRC §409A • Nongovernmental IRC §457(b) • IRC §457(f)	• IRC §72 only

Who May Purchase a Contract	Eligible employee, employer, or employer plan.	Employer on behalf of eligible employee. Employer generally loses tax-deferred status of Contract itself.	Anyone. Non-natural person will generally lose tax-deferred status.

Distribution Restrictions	Distributions from Contract or plan may be restricted to meet requirements of the Internal Revenue Code and/or terms of the retirement plan.		None.

Taxation of Withdrawals, Surrenders, and Lump Sum Death Benefit	Generally, 100% of distributions must be included in taxable income. However, the portion that represents an after-tax contributions or other “investment in the contract” is not taxable. Distributions from Roth IRA are deemed to come first from after-tax contributions. Distributions from other Contracts are generally deemed to come from investment in the contract on a pro-rata basis. Distributions from §408A Roth IRA or §402A Roth TSA, Roth 401(k), or Roth 457(b) are completely tax free if certain requirements are met.

Generally, distributions must be included in taxable income until all earnings are paid out. Thereafter, distributions are tax-free return of the “investment in the contract”.

However, distributions are tax-free until any contributions made before August 14, 1982 are returned.

	Tax-Qualified Contracts and Plans	Nonqualified Deferred Compensation Plans	Other Annuity Contracts
Taxation of Annuitization Payments (annuity benefit or death benefit)	For fixed dollar benefit payments, a percentage of each payment is tax free equal to the ratio of after-tax “investment in the contract” (if any) to the total expected payments, and the balance is included in taxable income. For variable dollar benefit payments, a specific dollar amount of each payment is tax free, as predetermined by a pro rata formula, rather than a percentage of each payment. In either case, once the after-tax “investment in the contract” has been recovered, the full amount of each benefit payment is included in taxable income. Distributions from a Roth IRA, Roth TSA, Roth 401(k), or Roth 457(b) are completely tax free if certain requirements are met.

Possible Penalty Taxes for Distributions Before Age 59 1/2	Taxable portion of payments made before age 59 1/2 may be subject to 10% penalty tax (or 25% for a SIMPLE IRA during the first two years of participation). Penalty taxes do not apply to payments after the participant’s death, or to §457 plans. Other exceptions may apply.	No penalty taxes.	Taxable portion of payments made before age 59 1/2 may be subject to a 10% penalty tax. Penalty taxes do not apply to payments after the Owner’s death. Other exceptions may apply.

Assignment/ Transfer of Contract	Assignment and transfer of Ownership generally not permitted.		Generally, deferred earnings taxable to transferor upon transfer or assignment. Gift tax consequences are not discussed herein.

Federal Income Tax Withholding	Eligible rollover distributions from §401, §403(b), and governmental §457(b) plans are subject to 20% mandatory withholding on taxable portion unless direct rollover. For other payments, Payee may generally elect to have taxes withheld or not.	Generally subject to wage withholding.	Generally, Payee may elect to have taxes withheld or not.

Required Minimum Distributions

The Contracts are subject to the required minimum distribution (“RMD”) rules of federal tax law. These rules vary based on the tax qualification of the Contract or the plan under which it is issued.

For a tax-qualified Contract other than a Roth IRA, required minimum distributions must generally begin by April 1 following attainment of age 70 1/2. However, for a Tax-Sheltered Annuity Plan, Pension, Profit-Sharing, or 401(k) Plan, or Governmental Deferred Compensation Plan of an employer, a participant who is not a 5% owner of the employer may delay required minimum distributions until April 1 following the year in which the participant retires from that employer. The required minimum distributions during life are calculated based on standard life expectancy tables adopted under federal tax law.

For a Roth IRA or for a Contract that is not tax-qualified, there are no required minimum distributions during life.

All Contracts are generally subject to required minimum distributions after death. Generally, if payments have begun under a settlement option during life or if the required beginning date for distributions from a tax-qualified Contract had been reached, then after death any remaining payments must be made at least as rapidly as those made or required before death. Otherwise, the death benefit must be paid out in full within five years after death, or must be paid out in substantially equal payments beginning within one year of death over a period not exceeding the life expectancy of the designated beneficiary. For a traditional IRA, a Roth IRA, or a Contract that is not tax-qualified, a beneficiary who is a surviving spouse (as defined by federal tax law) may elect out of these requirements, and apply the required minimum distribution rules as if the Contract were his or her own.

COMPANY ADDRESSES—Updated Information (May 2012)

The information below updates all references to our addresses in the 2010 Majesty Prospectus.

Our mailing address is P.O. Box 5423, Cincinnati OH 45202-5423. You should send Written Requests to this mailing address. You should also use this address if you want to contact us by mail because:

•	you have questions about your Contract or applicable state modifications; or

•	you want to obtain forms, Portfolio prospectuses or the Statement of Additional Information.

Our administrative office address is 301 East Fourth Street, Cincinnati OH 45202-4201. For purposes of processing Purchase Payments, allocation instructions, transfers, withdrawals, surrenders and other requests, the Company receives a request when it is received at our administrative office.

Our principal office address is 301 East Fourth Street, Cincinnati OH 45202-4201.

DEFINITIONS—Replacement Text and Additional Text (May 2012)

The definition below replaces in its entirety the Benefit Unit Value definition in the DEFINITIONS section of the 2010 Majesty Prospectus.

Benefit Unit Value

The value of a Benefit Unit at the end of a Valuation Period.

The initial Benefit Unit Value for a Subaccount will be set equal to the Accumulation Unit Value for that Subaccount at the end of the first Valuation Period in which a variable dollar benefit is established by the Company. Thereafter, the Benefit Unit Value for a Subaccount at the end of a Valuation Period is determined by multiplying the previous Benefit Unit Value by the Net Investment Factor for that Subaccount for the current Valuation Period, and multiplying the number again by a daily investment factor for each day in the Valuation Period. The daily investment factor reduces the previous Benefit Unit Value by the daily amount of the assumed interest rate, which is already incorporated in the calculation of variable dollar benefit payments.

The definition below is added to the DEFINITONS section of the 2010 Majesty Prospectus.

Surrender Value

At any time, the Surrender Value is the Account Value as of the end of the applicable Valuation Period minus the CDSC that would apply upon a surrender; the outstanding balance of any loans; and any applicable premium tax or other taxes not previously deducted. On full surrender, the contract maintenance fee will also be deducted from the Surrender Value.

THE FIXED ACCOUNTS—Fixed Accumulation Account—Replacement Text (May 2012)

The paragraph below replaces in its entirety the THE FIXED ACCOUNTS—Fixed Accumulation Account section of the 2010 Majesty Prospectus.

Fixed Accumulation Account

Amounts allocated to the Fixed Accumulation Account generally will receive a stated rate of interest equal to or greater than the minimum required under the law of the state when and where the Contract is issued. We may from time to time pay a higher current interest rate for the Fixed Accumulation Account.

CONTRACT LOANS—Replacement Text (May 2012)

The paragraphs below replace in their entirety paragraphs 1-3 in the CONTRACT LOANS section of the 2010 Majesty Prospectus.

If loans are available under a Contract, loan provisions are described in the loan endorsement to the Contract. We may make loans to Owners of a Contract that is issued with a tax sheltered annuity endorsement, as allowed under tax law.

Loan Costs. If loans are available under your Contract and you borrow money under the loan provisions, we will charge interest on the loan. The maximum interest rate we charge is 8%. Any such loans will be secured with an interest in the Contract, and the collateral for the loan will be moved to the Fixed Accumulation Account option and earn a fixed rate of interest applicable to loan collateral, which will be equal to or greater than the minimum required under the laws of the state when and where the Contract is issued. Generally, we require the collateral amount to be 110% of the outstanding loan balance. The restrictions that otherwise apply to the Fixed Accumulation Account do not apply to transfers of collateral amounts to the Fixed Accumulation Account or to such amounts no longer required to collateralize the loan.

The difference between the interest rate we charge on a loan and the interest rate we credit to the collateral amount is called the “loan interest spread.”

•

Because the maximum interest rate we charge on a loan is 8% and the minimum interest rate we credit to the collateral amount in the Fixed Accumulation Account may be as low as 1%, the maximum loan interest spread is 7%.

•	Because we are currently charging 6% interest on loans and crediting 3% interest on collateral, the current “loan interest spread” is 3%.

Any unpaid interest will be added to the loan. As a result, it will be compounded and be part of the loan.

ANNUITY BENEFIT—Annuity Benefit—Replacement Text (May 2012)

The paragraph below replaces in its entirety paragraph 5 in the ANNUITY BENEFIT—Annuity Benefit section of the 2010 Majesty Prospectus.

If the Owner has not previously made an election as to the form of settlement option, the Company will contact the Owner to ascertain the form of settlement option to be paid. Available options include fixed dollar payments, variable dollar payments, or a combination of variable and fixed dollar payments. If the Owner does not select a settlement option, the Company will apply the Account Value to payments for the life of the Annuitant with 10 years of payments assured, as described in the Settlement Options section of this prospectus. For Contracts issued after May 1, 2004, in states where the Company has received regulatory approval, these payments will be a combination of variable and fixed dollar payments. For all other Contracts, these payments will be fixed dollar payments.

DEATH BENEFIT—Payment of Benefits—Replacement Text (May 2012)

The paragraphs below replace in their entirety paragraphs 2-5 in the DEATH BENEFIT—Payment of Benefits section of the 2010 Majesty Prospectus.

Lump Sum Payments of Death Benefits Prior to January 1, 2012

Prior to January 1, 2012, if the Beneficiary was an individual and the lump sum payment option was selected, we may have paid the Death Benefit by establishing an interest-bearing draft account for the Beneficiary in the amount of the Death Benefit. This account was called the Great American Benefit Choice Account. We sent the Beneficiary a personalized “checkbook” for this account. If the Beneficiary has not closed this account, then the Beneficiary may still withdraw all or part of the money in this account at any time by writing a draft against the account. The servicing bank will process the draft by drawing funds from our general account.

The Great American Benefit Choice Account earns interest, which is compounded daily and credited monthly. We set the interest rate for this account. We review the rate periodically and we may change it at any time. We may make a profit on the money held in this account. The Great American Benefit Choice Account is part of our general account. It is not a bank account, and it is not insured by the FDIC, NCUSIF, or any government agency. As part of our general account, it is subject to the claims of our creditors.

SETTLEMENT OPTIONS—Settlement Options—Replacement Text (May 2012)

The paragraph below replaces in its entirety paragraph 2 in the SETTLEMENT OPTIONS—Settlement Options section of the 2010 Majesty Prospectus.

The Company may modify minimum amounts, payment intervals and other terms and conditions at any time without prior notice to Owners. If the Company changes the minimum amounts, the Company may change any current or future payment amounts and/or payment intervals to conform with the changes. More than one settlement option may be elected if the requirements for each settlement option elected are satisfied. Once payment begins under a settlement option that is contingent on the life of a specified person or persons, the settlement option may not be changed. Commuted values, if available, may be taken no sooner than 5 years after the beginning of the applicable Benefit Payment Period. Commuted values are not available for any option based on life expectancy or for the Income for a Fixed Period, Not to Exceed Life Expectancy Option (Option D).

The paragraphs below replace in their entirety paragraphs 9 and 10 in the SETTLEMENT OPTIONS—Settlement Options section of the 2010 Majesty Prospectus.

For Contracts issued after May 1, 2004, in states where the Company has received regulatory approval, the Company generally guarantees minimum benefit payment factors based on annuity 2000 mortality tables for blended lives (60% female/40% male) with interest at 1% per year, compounded annually.

For all other Contracts, the Company uses applicable 1983 annuity mortality tables with interest at 2% per year, compounded annually. For nonqualified Contracts, these guarantees are based on the sex of the Annuitant. For qualified Contracts, these guarantees are based on blended lives (60% female/40% male).

The minimum monthly payments per $1,000 of value for the Company’s standard settlement options are set forth in tables in the Contracts. Upon request, the Company will provide information about minimum monthly payments for ages or fixed periods not shown in the settlement option tables.

SETTLEMENT OPTIONS—Forms of Benefit Payments under Settlement Options—Fixed Dollar Payments / Variable Dollar Payments—Replacement Text (May 2012)

The text below replaces in their entirety paragraphs 3 and 4 (Fixed Dollar Payments) and paragraphs 5 through 11 (Variable Dollar Payments) in the SETTLEMENT OPTIONS—Form of Benefit Payments under Settlement Options section of the 2010 Majesty Prospectus.

Fixed Dollar Payments. Fixed dollar benefit payments are determined by multiplying the amount applied to the fixed dollar benefit (expressed in thousands of dollars and after deduction of any fees and charges, loans, or applicable premium taxes) by the amount of the payment per $1,000 of value that the Company is currently paying for settlement options of that type. The amount of the payment per $1,000 of value will never be less than the guaranteed minimum amount. Fixed dollar benefit payments will remain level for the duration of the Benefit Payment Period.

Variable Dollar Payments. The variable dollar base benefit payment is the amount it would be if it were a fixed dollar benefit payment calculated at the Company’s minimum guaranteed settlement option factors.

The amount of each variable dollar benefit payment will reflect the investment performance of the Subaccount(s) selected and may vary from payment to payment. For example, because the base benefit payment includes a fixed rate of interest, benefit payments will be less than the base payment if the net investment performance of the applicable Subaccount(s) is less than the fixed rate of interest. Benefit payments will be more than the base payment if the net investment performance of the applicable Subaccount(s) is more than the fixed rate of interest.

The amount of each payment is the sum of the payment due for each Subaccount selected. The payment due for a Subaccount equals the shares for that Subaccount, which are the Benefit Units, times their value, which is generally the Benefit Unit Value for that Subaccount as of the end of the fifth Valuation Period preceding the due date of the payment.

Each variable dollar benefit payment is reduced by a pro rata portion of the contract maintenance fee. This reduction is equal to the amount of the fee divided by the number of benefit payments to be made over a 12-month period.

The number of Benefit Units for each Subaccount selected is determined by allocating the amount of the variable dollar base benefit payment among the Subaccount(s) selected in the percentages indicated by the Owner (or Payee). The dollar amount allocated to a Subaccount is divided by the Benefit Unit Value for that Subaccount as of the first day of the Benefit Payment Period. The result is the number of Benefit Units that the Company will pay for that Subaccount at each payment interval. The number of Benefit Units for each Subaccount remains fixed during the Benefit Payment Period, except as a result of any transfers among Subaccounts or as provided under the settlement option elected. An explanation of how Benefit Unit Values are calculated is included in the Statement of Additional Information.

DISTRIBUTION OF VARIABLE ANNUITY CONTRACTS—Replacement Text (May 2012)

The paragraphs below replace in their entirety paragraphs 1-3 in the DISTRIBUTION OF VARIABLE ANNUITY CONTRACTS section of the 2010 Majesty Prospectus.

Great American Advisors®, Inc. (“GAA”) is the principal underwriter of the Contracts. Its principal business address is 301 East Fourth Street, Cincinnati, Ohio 45202. GAA is an indirect wholly-owned subsidiary of American Financial Group, Inc. and an affiliate of the Company.

The Contracts are sold by insurance agents who are also registered representatives of broker-dealers that have entered into selling agreements with GAA. Broker-dealers are registered under the Securities Exchange Act of 1934, and are members of the Financial Industry Regulatory Authority. All registered representatives who sell the Contracts are appointed by the Company as insurance agents and are authorized under applicable state insurance regulations to sell variable annuity contracts.

The Company pays commissions to GAA for promotion and sale of the Contracts. GAA pays commissions to other broker-dealers for sales made through their registered representatives and these other broker-dealers pay their registered representatives from their own funds. Commissions paid by the Company are calculated as a percentage of the purchase payments received for a Contract. The maximum percentage is 8.5% of the purchase payments received from a Contract. Commissions paid by the Company may also be calculated as a percentage of the Contract value (sometimes called a trail commission). Trail commissions are not expected to exceed 1% of the Contract value on an annual basis.

Updates to Other Information (May 2011)

The information below updates information included in the January 2011 supplement to the 2010 Majesty Prospectus.

Florida Residents: Purchase Payment Allocation Restriction

The restriction on allocation of Purchase Payments during the right to cancel period, which was described in the prospectus supplement dated January 1, 2011, no longer applies.

ANNUITY INVESTORS LIFE INSURANCE COMPANY®

ANNUITY INVESTORS® VARIABLE ACCOUNT C

The Commodore Helmsman®	The Commodore Majesty®

Individual Flexible Premium Deferred Variable Annuities

Supplemental Prospectus Dated May 1, 2013 for

Closed Subaccounts

This Closed Subaccounts Supplemental Prospectus for The Commodore Helmsman and The Commodore Majesty provides information you should know before making any decision to allocate purchase payments or transfer funds to the subaccounts (the “Closed Subaccounts”) described below.

This Closed Subaccounts Supplemental Prospectus supplements and should be read with the prospectuses and supplements listed below (the “Base Documents”).

•	The Commodore Helmsman Prospectus dated May 1, 2010 (the “2010 Helmsman Prospectus”) and the Supplement dated May 1, 2013 to the 2010 Helmsman Prospectus (the “2013 Helmsman Supplement”); and

•	The Commodore Majesty Prospectus dated May 1, 2010 (the “2010 Majesty Prospectus”) and the Supplement dated May 1, 2013 to the 2010 Majesty Prospectus (the “2013 Majesty Supplement”).

Please read this Closed Subaccounts Supplemental Prospectus carefully and keep it for future reference. Unless otherwise indicated, terms used in this Closed Subaccounts Supplemental Prospectus have the same meaning as in the Base Documents. Unless the context requires otherwise, all provisions of the Base Documents are applicable to the Closed Subaccounts.

CLOSED SUBACCOUNTS

The Closed Subaccounts are available only to Contract Owners who held Accumulation Units in the applicable Subaccount on the cutoff date listed below. You may allocate purchase payments or transfer funds to a Closed Subaccount only if you had Accumulation Units in that Closed Subaccount as of the applicable cutoff date. A Closed Subaccount will become unavailable to you once you no longer have money in that Closed Subaccount.

Closed Subaccount	Cutoff Date
Calamos® Advisors Trust: Growth and Income Portfolio	April 30, 2012
Dreyfus Investments Portfolios: Midcap Stock Portfolio-Service Shares	April 30, 2010
Janus Aspen Series: Global Research (formerly Worldwide) Portfolio-Service Shares	November 30, 2004
Morgan Stanley-The Universal Institutional Funds, Inc.: Core Plus Fixed Income Portfolio-Class I	April 30, 2010
Oppenheimer Variable Account Funds: Capital Income (formerly Balanced) Fund-Service Shares	April 30, 2009

Effective May 1, 2013, Janus Aspen Worldwide Portfolio changed its name to Janus Aspen Global Research Portfolio.

Effective April 30, 2013, Oppenheimer Balanced Fund/VA changes its name to Oppenheimer Capital Income Fund/VA.

PORTFOLIOS

Each Closed Subaccount invests in the corresponding Portfolio listed below, which has its own investment objectives, policies and practices. For more information about a Portfolio listed below, you should read the Portfolio’s prospectus.

Portfolio	Share Class	Advisor	Investment Category
Calamos® Advisors Trust -Growth and Income Portfolio	N/A	Calamos Advisors, LLC	Balanced: Moderate allocation
Dreyfus Investment Portfolios -MidCap Stock Portfolio	Service	The Dreyfus Corporation	Domestic equity: Mid cap blend
Janus Aspen Series -Global Research Portfolio	Service	Janus Capital Management LLC	International equity: World stock
Morgan Stanley-Universal Institutional Funds -Core Plus Fixed Income Portfolio	Class I	Morgan Stanley Investment Management, Inc.	General bond: Intermediate-term bond
Oppenheimer Variable Account Funds -Capital Income Fund	Service	OppenheimerFunds	Balanced: Moderate allocation

FINANCIAL INFORMATION

The financial statements of Annuity Investors Variable Account C for the year ended December 31, 2012, and report of independent registered public accounting firm accompany the 2013 Helmsman Supplement and the 2013 Majesty Supplement and are included in the Statement of Additional Information for The Commodore Helmsman and The Commodore Majesty.

The financial statements of Annuity Investors Life Insurance Company for the years ended December 31, 2012, 2011 and 2010 with report of independent registered public accounting firm are included in the Statement of Additional Information for The Commodore Helmsman and The Commodore Majesty.

ANNUITY INVESTORS LIFE INSURANCE COMPANY®

ANNUITY INVESTORS® VARIABLE ACCOUNT C

The Commodore Helmsman®

The Commodore Majesty®

Individual Flexible Premium Deferred Variable Annuities With

Supplement Dated May 1, 2013 to

Supplemental Prospectus Dated May 1, 2010 for

Guaranteed Lifetime Withdrawal Benefit Rider and

Guaranteed Minimum Withdrawal Benefit Rider (“GWB Riders”)

For Contracts Issued Before June 1, 2009

The information in this Supplement updates the Supplemental Prospectus dated May 1, 2010 for The Commodore Helmsman Contracts and The Commodore Majesty Contracts—Guaranteed Lifetime Withdrawal Benefit Rider and Guaranteed Minimum Withdrawal Benefit Rider (the “2010 GWB Riders Supplemental Prospectus”). Please read this Supplement carefully and retain it for future reference. Unless otherwise indicated, terms used in this Supplement have the same meaning as in the 2010 GWB Riders Supplemental Prospectus.

EXAMPLES FOR THE COMMODORE HELMSMAN CONTRACTS—Replacement Text (May 2013)

The example below replaces in its entirety the corresponding example in the 2010 GWB Riders Supplemental Prospectus.

Example for Contract with Optional Guaranteed Withdrawal Benefit Rider and Maximum Fund Operating Expenses.

This example applies only to Contracts issued before June 1, 2009 when the optional guaranteed withdrawal benefit riders were included with Contracts.

•	You invest $10,000 in a Contract for the time periods indicated and your investment has a 5% annual return.

•

You activate the Guaranteed Lifetime Withdrawal Benefit Rider with Spousal Continuation when you purchase your Contact. The rollup rate for the rider is 5%. The maximum rider charge of 1.20% is incurred.

•

You allocate your purchase payment to the Ibbotson Conservative ETF Asset Allocation Portfolio for the period indicated, which is the Portfolio with the highest expenses (1.00%) among the underlying Portfolios in which the Designated Subaccounts invest.

•	The annual contract maintenance fee ($30) and the Separate Account annual expenses (1.40%) are incurred.

	1 year	3 years	5 years	10 years
We assume you surrender your Contract at the end of the period. We also assume the applicable contingent deferred sales charge is incurred. In this case, your costs would be:	$1,097	$1,979	$2,785	$5,428
We assume you keep your Contract and leave your money in your Contract for the entire period or you annuitize your Contract at the end of the period. The contingent deferred sales charge does not apply in these situations. In this case, your costs would be:	$397	$1,279	$2,285	$5,428

EXAMPLES FOR THE COMMODORE MAJESTY CONTRACTS—Replacement Text (May 2013)

The example below replaces in its entirety the corresponding example in the 2010 GWB Riders Supplemental Prospectus.

Example for Contract with Optional Guaranteed Withdrawal Benefit Rider and Maximum Fund Operating Expenses.

This example applies only to Contracts issued before June 1, 2009 when the optional guaranteed withdrawal benefit riders were included with Contracts.

•	You invest $10,000 in a Contract for the time periods indicated and your investment has a 5% annual return.

•

You activate the Guaranteed Lifetime Withdrawal Benefit Rider with Spousal Continuation when you purchase your Contact. The rollup rate for the rider is 5%. The maximum rider charge of 1.20% is incurred.

•

You allocate your purchase payment to the Ibbotson Conservative ETF Asset Allocation Portfolio for the period indicated, which is the Portfolio with the highest expenses (1.00%) among the underlying Portfolios in which the Designated Subaccounts invest.

•	The annual contract maintenance fee ($30) and the Separate Account annual expenses (1.65%) are incurred.

	1 year	3 years	5 years	10 years
We assume you surrender your Contract at the end of the period. We also assume the applicable contingent deferred sales charge is incurred. In this case, your costs would be:	$1,123	$1,757	$2,420	$5,719
We assume you keep your Contract and leave your money in your Contract for the entire period or you annuitize your Contract at the end of the period. The contingent deferred sales charge does not apply in these situations. In this case, your costs would be:	$423	$1,357	$2,420	$5,719

COMPANY ADDRESSES—Updated Information

The information below updates all references to our addresses in the 2010 GWB Riders Supplemental Prospectus.

Our mailing address is P.O. Box 5423, Cincinnati OH 45202-5423.

•	You should send Written Requests to this mailing address.

•	You should also use this mailing address if you want to contact us by mail because you have questions about the GWB Riders or their availability.

Our administrative office address is 301 East Fourth Street, Cincinnati OH 45202-4201. For purposes of processing Written Requests, the Company receives a request when it is received at our administrative office.

Our principal office address is 301 East Fourth Street, Cincinnati OH 45202-4201.

ANNUITY INVESTORS LIFE INSURANCE COMPANY®

ANNUITY INVESTORS® VARIABLE ACCOUNT C

The Commodore Helmsman®

The Commodore Majesty®

Individual Flexible Premium Deferred Variable Annuities

Supplement Dated May 1, 2013 to Statement of Additional Dated May 1, 2010

The information set out below updates and otherwise supplements the Statement of Additional Information for The Commodore Helmsman and The Commodore Majesty dated May 1, 2010 (“SAI”). Please read this Supplement carefully and keep it for future reference. Unless otherwise indicated, terms used in this Supplement have the same meaning as in the SAI.

2013 Replacement Text

Each section below replaces in its entirety the corresponding section or paragraphs in the SAI.

Experts (Replacement Text)

The financial statements of the Separate Account at December 31, 2012 for each of the two years in the period then ended, and of the Company at December 31, 2012 and 2011, and for each of the three years in the period ended December 31, 2012, appearing in this Statement of Additional Information and Registration Statement, have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and have been included in reliance on their reports given on their authority as experts in accounting and auditing. The principal business address of Ernst & Young LLP is 1900 Scripps Center, 312 Walnut Street, Cincinnati, Ohio 45202.

Underwriting Commissions Chart (Replacement Text for Commission Information in Distribution of the Contracts Section)

This chart sets out the aggregate dollar amount of underwriting commissions paid to, and the amount retained by, Great American Advisors®, Inc. (“GAA”) for each of the last three fiscal years. GAA is the principal underwriter for all variable annuity contracts issued by Variable Account A, Variable Account B and Variable Account C of Annuity Investors Life Insurance Company. Commission information is shown in the aggregate for all such contracts.

On August 2, 2010, GAA ceased its retail broker/dealer operations, focusing on its institutional role as the principal underwriter for the variable annuity products issued by the Company’s variable accounts. This reorganization resulted in a significant decrease in the commissions retained by GAA in comparison to prior years.

	2012	2011	2010
Commissions paid	$5.8 million	$5.3 million	$4.1 million
Commissions retained	$16,172	$6,247	$1.4 million

Additional Compensation Paid to Selected Selling Firms (Replacement Text for Last Paragraph in Distribution of the Contracts Section of SAI)

In 2012, the Company made payments, ranging from $1,750 to $35,000, to the following selling firms in connection with conference sponsorships: Financial Network Investment Corporation (part of Cetera Financial Group); GWN Securities, Inc; Institutional Securities Corporation, Lincoln Investment Planning Inc.; and PlanMember Services.

Financial Statements (Replacement Text)

The audited financial statements of the Separate Account at December 31, 2012 and for each of the two years in the period then ended, and the Company’s audited financial statements at December 31, 2012 and 2011, and for each of the three years in the period ended December 31, 2012, are included herein. Our financial statements included in this Statement of Additional Information should be considered only as bearing on our ability to meet our obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

How to Get Copies of Compliance Documents and Financial Statements

Copies of Prospectuses and Statement of Additional Information

Please contact us or visit our website if you would like a free copy of:

•	The Commodore Helmsman Prospectus or The Commodore Majesty Prospectus;

•	Any document included in The Commodore Helmsman Prospectus or The Commodore Majesty Prospectus;

•	A prospectus for any underlying Portfolio; or

•	The Statement of Additional Information for The Commodore Helmsman and The Commodore Majesty dated May 1, 2010.

The Commodore Helmsman Prospectus and The Commodore Majesty Prospectus currently include the documents listed below.

•	The Commodore Helmsman Prospectus dated May 1, 2010 or The Commodore Majesty Prospectus dated May 1, 2010, as applicable (each, a “2010 Prospectus”) *

•	Supplement dated May 1, 2013 to the applicable 2010 Prospectus ^

•	Closed Subaccounts Supplemental Prospectus dated May 1, 2013 ^

•	Guaranteed Withdrawal Benefit Riders Supplemental Prospectus dated May 1, 2010 (the “2010 GWB Riders Supplemental Prospectus”), which applies only to Contracts issued before June 1, 2009 *

•	Supplement dated May 1, 2013 to the 2010 GWB Riders Supplemental Prospectus ^

*	Mailed or delivered electronically to Contract Owners in May 2010.
^	Mailed or delivered electronically to Contract Owners in May 2013.

Copies of Financial Statements

The audited financial statements of the Annuity Investors Variable Account C and the Company’s audited financial statements (the “Financial Statements”) are not included in the electronic version of this Supplement. You may access an electronic version of the Financial Statements at the Securities and Exchange Commission’s Web site: http://www.sec.gov. The applicable registration number is 811-21095.

To obtain a free paper copy of the Financial Statements, contact us at the address or phone number set out below.

Our Contact Information

Company Name:	Annuity Investors Life Insurance Company
Mailing Address:	P.O. Box 5423, Cincinnati OH 45201-5423
Service Center:	1.800.789.6771
Website:	www.gafri.com